UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21680

                             Virtus Total Return Fund

(Exact name of registrant as specified in charter)

101 Munson Street

                             Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                             Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Total Return Fund

Not FDIC Insured No Bank Guarantee May Lose Value	December 31, 2014

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Shareholder:

I am pleased to share with you the annual report for the Virtus Total Return Fund for the twelve months ended December 31, 2014. The report includes commentary from the fund’s co-portfolio managers, Duff & Phelps Investment Management and Newfleet Asset Management, on the performance of the markets and their respective equity and fixed income portions of the portfolio during this period. Newfleet’s commentary also discusses the contribution of the options overlay strategy that was implemented during the year.

For the twelve months ended December 31, 2014, the fund’s NAV gained 13.59%, including $0.36 in reinvested distributions. During the same period, the fund’s composite benchmark, consisting of 60% MSCI World Infrastructure Sector Capped Index and 40% Barclays U.S. Aggregate Bond Index returned 8.58%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 10.26% for the MSCI World Infrastructure Sector Capped Index and a gain of 5.97% for the Barclays U.S. Aggregate Bond Index.

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

January 2015

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2014 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE

About the Fund:

The Virtus Total Return Fund (NYSE: DCA), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income. The Fund’s investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of December 31, 2014, the Fund’s leverage consisted of $50.5 million of debt, which represented about 26% of the Fund’s total assets.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary discusses DPIM’s management of the Fund’s equity portfolio from January 1, 2014 through December 31, 2014.

How did the equity markets perform during the Fund’s fiscal year?

After starting the fourth quarter on a negative note, the U.S. equity market rallied through the end of the year, with the S&P 500® Index hitting new highs and finishing with the sixth straight year of positive performance. U.S. equities were supported by an improving economy, low inflation, and accommodative monetary policy. Utilities led all sectors within the S&P 500® Index for both the quarter and the year as interest rates fell despite the end of quantitative easing by the Federal Reserve (the “Fed”). Energy stocks were the primary drag on the broader U.S. equity markets as oil prices plunged in the fourth quarter.

Other developed world equity markets did not follow in the U.S. footsteps, with most posting declines or only modest gains, in U.S. dollar terms, for both the quarter and the full year. European economies continued to muddle along with low growth and low inflation which is bordering on deflation. Japan fell back into a recession, while China’s economic growth weakened. Central banks throughout the world continued or initiated new fiscal stimulus in an effort to support economies and markets. Given the divergence between the growth prospects in the U.S. and the rest of the world, the U.S. dollar gained further ground against most other developed market currencies.

What factors affected the performance of the Fund’s equity portfolio?

The Fund’s equity portfolio (on a levered basis) posted positive absolute performance in both the fourth quarter and the year. Relative to the MSCI World Infrastructure Sector Capped Index, which is the equity component of the composite index that serves as the Fund’s benchmark, the levered equity portfolio outperformed during the quarter, driven primarily by positive security selection. Utilities led the way with strong outperformance versus the equity benchmark. Communications selection was also positive. Negative security selection in the energy sector was the largest detractor to performance relative to the equity benchmark, given rapidly falling oil and natural gas prices. For the year, the equity portfolio, levered, outperformed its benchmark, with strong stock selection in utilities and communications partially offset by weak selection in energy and transportation.

For the fourth quarter of 2014, sector selection had a slightly negative impact on the equity portfolio’s performance versus the benchmark. The largest detractors were energy and social services, offset by positive sector attribution in communications and transportation. Health care stocks within

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2014 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

social services, a sector in which we do not invest, posted the top performance within the benchmark for the quarter. Energy was the worst performing sector driven by the rapid decline in oil prices. On an annual basis, the social services sector’s health care stocks again hurt relative performance. The communications attribution was quite positive given the underweight in the worst performing sector in the equity portfolio. The impact on relative performance from the other sectors was not significant.

The equity portfolio experienced a positive impact from regional allocation. Asia/Pacific was the primary contributor, largely due to the underweight in Japan which posted a weak quarter. The other regions had a negligible impact on relative performance.

What is your outlook for the equity markets and the essential services sector in which the Fund invests?

Looking at the year ahead, there are several cross currents to consider. With the U.S. economy showing strength, the Fed could be inclined to increase interest rates in 2015. Given the multi-year bull market for U.S. equities, falling oil prices and the prospects of higher rates later in the year, it could be a volatile year for the market. Outside the U.S., developed market economies appear to be struggling. However, the expectation of quantitative easing by central banks in many of those markets could provide some level of support. We believe the Fund’s equity portfolio is positioned well in the current market setting. To start the new year, the equity portion of the Fund is significantly overweight transportation, overweight utilities, equal weight energy, and significantly underweight communications. Additionally, on a regional basis, we are overweight the U.S. and Canada, while underweight Europe and Asia/Pacific.

We reduced the Fund’s equity exposure to transportation during the fourth quarter although it is still the largest overweight in the portfolio. Our expectations for solid traffic demand in Europe and continuing strong trends in the Australia/New Zealand companies was tempered somewhat by weak currencies and economic growth prospects in Europe. The overweight in utilities is primarily due to our constructive view of U.S.-regulated utilities and their outperformance in the quarter. Energy stocks were hit in the quarter from the significant drop in oil prices, causing our previous overweight position to narrow. We are still positive on the midstream pipeline companies as they should benefit from the continued build-out of oil and gas infrastructure in North America despite the price of oil. Communications remains the biggest underweight in the portfolio due to heightened competitive worries in the U.S. and concerns about the impact of the weak economy on European telecom companies.

Below is a more detailed outlook on the four global essential services sectors in which the equity portfolio invests:

Underweight Communications – The significant underweight of communications continues due to concerns about the wireless competitive environment for U.S. integrated telecommunications companies. We have been cautious on European integrated telecommunication companies given the weak macro backdrop. While company fundamentals finally appear to be improving, valuations keep us underweight for now. The portfolio benefits from the attractive dividend yields that communications companies provide, which are generally well supported by cash flows. The Fund remains overweight the U.S. tower and European satellite companies as the revenue growth profiles and high margins provide for attractive long term investment opportunities.

Overweight Utilities – Our overweight in utilities primarily reflects our favorable view of U.S.-regulated companies. Fundamentals remain solid, and most state regulatory authorities continue to support capital investment plans related to transmission expansion, distribution system upgrades, and renewable energy. We are underweight

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2014 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

European utilities largely because of our expectations of continued weak power markets and mounting political/regulatory pressures in the U.K.

Equal Weight Energy – Stocks across the energy complex have sold off over the course of the last few months due to the steep decline in oil prices. The energy holdings in the portfolio declined along with the group despite the fact that most of our companies have revenues which are tied to multi-year contracts or regulatory agreements. In general, a majority of the portfolio’s energy holdings have relatively low exposure to the price of the commodity. However, oil price weakness may persist through the first half of the year, if not longer, which may continue to overshadow the fundamental strength of our energy strategy.

Overweight Transportation – While we remain positive on transportation, we have turned slightly more cautious due to the persistently soft economic conditions across Europe which is where a majority of our transportation holdings are based. Still, traffic trends for both airports and toll roads have remained mostly constructive, a metric we are monitoring closely for any indication of sustained weakness.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

Newfleet manages the Fund’s fixed income allocation and the options overlay strategy. Fund management leverages the knowledge and skills of investment professionals with expertise across all sectors of the fixed income market, including evolving, specialized, and out-of-favor sectors, as well as a team of investment professionals experienced in hedged equity strategies. The fixed income allocation seeks to generate high current income and total return through the use of active sector rotation and disciplined risk management, while avoiding interest rate bets. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary discusses Newfleet’s management of the fixed income portfolio from January 1, 2014 through December 31, 2014.

How did the fixed income markets perform during the Fund’s fiscal year?

Higher beta and foreign-related spread sectors, such as emerging markets and non-U.S. dollar underperformed U.S. Treasuries during the fiscal year. Plummeting oil prices dominated market volatility and investor concerns in the second half of the fiscal year, especially during the fourth quarter of 2014. Brent crude, the international benchmark, fell almost 50% since June to end the year at roughly $57 a barrel. Rising output of U.S. shale producers and OPEC’s persistence in maintaining production quotas caused a supply glut, exacerbated by slowing global demand. Lower oil prices contributed to the U.S. dollar’s continued ascent against other major currencies, as did the greenback’s safe haven status amidst heightened geopolitical risk, anticipation of Fed tightening, and weaker global growth.

The collapse in oil prices has contributed to the divergence theme that has been playing out between the U.S. and much of the rest of the world. While lower crude prices are viewed as a net stimulus to the U.S. economy via increased consumer spending, the deflationary effects within the stagnating eurozone economies increase the probability that the European Central Bank will expand its bond purchase program in early 2015. Other central banks (e.g., in Japan and China) already have eased credit conditions in response to slow global growth.

Economic growth in the U.S. continued to gain momentum; toward the end of the fiscal year, the Fed ended the third round of quantitative easing and in December, it tempered the “considerable time” language in its policy statement to “patience” in reference to the anticipated timing of its first interest rate increase since 2006. The tightening

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2014 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

effects of slowing global growth, an appreciating dollar, and low oil prices may delay the Fed’s decision to raise rates until the second half of 2015. Inflation remains below the Fed’s 2% target.

Over the 12-month period, yields increased on the short end of the U.S. Treasury curve and decreased on the long end, and overall the curve flattened.

What factors affected the performance of the Fund’s fixed income portfolio during the period?

The underperformance of higher beta and foreign-related fixed income spread sectors relative to U.S. Treasuries was the key driver of the portfolio’s underperformance for 2014. The allocations to non-U.S. dollar and emerging markets sectors detracted from performance. Sector allocations to structured product (commercial mortgage-backed securities and residential mortgage-backed securities) and corporate high quality, and issue selection within the corporate high yield sector were all positive contributors to performance for the fiscal year.

The non-U.S. dollar sector underperformed as the U.S. dollar benefited from its safe haven status during this period of escalating geopolitical risks. Mounting concerns over Fed tightening, lower oil prices, and weaker global growth also contributed to the sector’s underperformance.

The emerging markets sector underperformed most spread sectors, led by the high yield sub-segment and especially Venezuelan, Russian, and energy-related credits. Emerging market fundamentals have weakened on deteriorating growth prospects; and spreads are at one-year wides. Despite wide valuations, the relative value of emerging markets debt has deteriorated versus domestic alternatives as aggregate emerging markets spreads have been skewed by idiosyncratic situations such as Venezuela and Russia. The correction in oil prices has had a significant impact on these markets, and differentiation is emerging between exporters and importers. Geopolitics remains volatile and growth prospects are uncertain.

Structured product – both non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) – outperformed during 2014, benefiting from their lack of correlation with global macro fears. With housing stabilized and limited issuance in RMBS, holdings were able to earn their coupons. CMBS has benefited from the strengthening U.S. economy and demand for U.S. real estate; underlying commercial real estate fundamentals remain strong and for the most part are not hurt by falling oil.

How did the Fund’s options strategy perform over the period?

On February 28, 2014, the Fund initiated an options strategy for the purpose of seeking to generate additional income through the use of index-based, out-of-the-money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (VIX), and seeks to exploit pricing inefficiencies in options on the S&P 500® Index. For the period from the options strategy’s inception through December 31, 2014, the VIX increased by 37.14% and the S&P 500® increased by 12.58% as the market experienced an increasing level of volatility during the third and fourth quarters of 2014. This can be seen in the 7.28% decline in the S&P 500® from September 18 to October 15, and the 9.70% rally in the index from October 16 to November 14.

Through the fiscal year-end, the options strategy performed as Fund management expected, generating income within its targeted yield range. For the six months ending December 31, 2014, the options strategy enhanced the Fund’s total return by 1.96% (gross of fees). From the inception of the options strategy on February 28 through December 31, 2014, the strategy enhanced the Fund’s total return by 4.41% (gross of fees).

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2014 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

What is your outlook for fixed income markets?

The U.S. economy continues to show strength as evidenced by favorable labor market, retail sales, and consumer sentiment measures; housing data, however, has been mixed and wage growth remains an area of concern. In line with consensus forecasts, we expect GDP growth to be in the 2.5%-3% range for the coming year.

While we are encouraged by the strength of the U.S. economy, we are entering 2015 with a lot of uncertainty. Risks include possible prolongation of low oil prices and their trickle-down effects on other parts of the global and regional economies; the timing and amount of a U.S. rate hike; a vulnerable Eurozone and renewed turmoil in Greece; and any spike in the Russian crisis and other geopolitical risks that may heighten risk aversion. We are cognizant of these risks and the impact that rapidly changing market dynamics may have on the health of the U.S. economy.

In the current environment, we believe that it is important to stay diversified, have many smaller “granular” positions, and emphasize liquidity; security selection is key. We will continue to look for opportunities in all sectors of the bond market, seeking to uncover any out-of-favor or undervalued sectors and securities.

Overall, we are constructive on spread sectors as credit fundamentals remain positive and spreads have widened. With strong fundamentals such as low defaults and good interest coverage, robust demand for fixed income by investors, and a supportive environment for fixed income, spread sectors continue to offer attractive investment opportunities to investors searching for total return and yield. Some of the specific sectors where we continue to see value are corporate high yield securities, high yield bank loans, and new issue corporate investment grade securities.

A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Shares of closed-end investment companies, such as the Fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decline. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future.

The market price of equity securities may be affected by financial market, industry or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Buying call or put options risks the loss of the premiums paid for those options.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2014

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at December 31, 2014.

Asset Allocation

Common Stocks		60%
Utilities	22%
Energy	16
Telecommunication Services	10
All other common stock sectors	12
Corporate Bonds		23
Financials	7
Energy	4
Consumer Discretionary	3
All other corporate bond sectors	9
Loan Agreements		5
Mortgage Backed Securities		5
Foreign Government Securities		3
Other (includes short-term investments)		4

		100%

Country Weightings

United States	60%
Canada	10
United Kingdom	6
Australia	3
Spain	3
Italy	2
Luxembourg	2
Other	14

Total	100%

The accompanying notes are an integral part of these financial statements.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2014

(Unaudited)

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of non-U.S. companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Non-U.S. companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brent Crude

Roughly two-thirds of all crude contracts around the world reference Brent Blend, making it the most widely used marker of all. These days, “Brent” actually refers to oil from four different fields in the North Sea: Brent, Forties, Oseberg and Ekofisk. Crude from this region is light and sweet, making them ideal for the refining of diesel fuel, gasoline and other high-demand products. And because the supply is water-borne, it’s easy to transport to a distant locations.

Chicago Board Options Exchange (CBOE) Volatility Index, (‘VIX – CBOE’)

The Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Composite Index for Total Return Fund

A composite index which consists of 60% MSCI World Infrastructure Sector Capped Index (net) and 40% Barclays U.S. Aggregate Bond Index. The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The indices are unmanaged and their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

VIRTUS TOTAL RETURN FUND

DECEMBER 31, 2014

(Unaudited)

KEY INVESTMENT TERMS (Continued)

Gross Domestic Product (GDP)

The market value of all officially recognized final goods and services produced within a country in a given period.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure have a combined weight of the remaining one-third of the index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Payment-in-Kind (PIK)

A bond that pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Sponsored American Depositary Receipt (Sponsored ADR)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES—3.6%
Argentine Republic Series X, 7.000%, 4/17/17	$120		$116
8.750%, 5/7/24	170		167
Series NY, 8.280%, 12/31/33(14)	442		396
Bolivarian Republic of Venezuela RegS 7.000%, 12/1/18(4)	65		30
RegS 8.250%, 10/13/24(4)	165		73
7.650%, 4/21/25	465		199
9.375%, 1/13/34	195		86
Federative Republic of Brazil 12.500%, 1/5/22	250	BRL	104
8.500%, 1/5/24	1,000	BRL	345
Kingdom of Morocco 144A 4.250%, 12/11/22(3)(11)	200		203
Mongolia 144A 5.125%, 12/5/22(3)	200		174
Provincia de Neuquen, Argentina 144A 7.875%, 4/26/21(3)	119		117
Republic of Chile 5.500%, 8/5/20	100,500	CLP	174
Republic of Colombia 12.000%, 10/22/15	215,000	COP	95
Treasury Note, Series B, 11.250%, 10/24/18	240,000	COP	119
4.375%, 3/21/23	229,000	COP	84
Republic of El Salvador 144A 6.375%, 1/18/27(3)	190		191
Republic of Iceland 144A 5.875%, 5/11/22(3)(11)	175		196
Republic of Indonesia Series FR30, 10.750%, 5/15/16	3,766,000	IDR	317
Series FR55, 7.375%, 9/15/16	2,422,000	IDR	195
Series FR63, 5.625%, 5/15/23	905,000	IDR	63
Republic of Kazakhstan 144A 4.875%, 10/14/44(3)	200		184
Republic of Philippines 4.950%, 1/15/21	5,000	PHP	117

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES (continued)
Republic of South Africa Series R203, 8.250%, 9/15/17	1,160	ZAR	$103
Republic of Uruguay(10) 4.375%, 12/15/28	2,820	UYU(10)	116
Russian Federation 144A 7.850%, 3/10/18(3)	10,000	RUB	134
144A 4.875%, 9/16/23(3)(11)	$200		178
United Mexican States Series M, 6.000%, 6/18/15	6,795	MXN	467
Series M, 6.500%, 6/9/22	4,590	MXN	326
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $6,162)			5,069
MORTGAGE-BACKED SECURITIES—6.4%
Agency—0.7%
FNMA 3.000%, 6/1/43	885		896

Non-Agency—5.7%
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(2)(3)	215		221
Banc of America Alternative Loan Trust 07-2, 2A4 5.750%, 6/25/37	165		129
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	23		23
Bank of America (Countrywide) Home Loan Mortgage Pass-Through-Trust 05-6, 2A1 5.500%, 4/25/35	100		94
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	205		218
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, CTL 6.750%, 11/15/26(2)	300		336

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency (continued)
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(2)	$123	$135
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3 5.000%, 8/25/35	91	87
Credit Suisse Commercial Mortgage Trust 07 – C5, A1AM 5.870%, 9/15/40(2)	188	192
Fannie Mae Connecticut Avenue Securities 14-C02, 2M2 2.770%, 5/25/24(2)	225	198
Goldman Sachs Mortgage Pass-Through-Securities Mortgage Loan Trust 06-RP1, 1A4 144A 8.500%, 1/25/36(3)	119	128
Goldman Sachs Mortgage Securities Trust
II 07-GG10, A4 5.796%, 8/10/45(2)	194	210
13-GC16, A2 3.033%, 11/10/46	800	830
Hilton USA Trust 13-HLT, EFX 144A 5.222%, 11/5/30(2)(3)	150	154
Jefferies Resecuritization Trust 14-R1, 2A1 144A 4.000%, 12/27/37(3)	220	219
JP Morgan Chase Commercial Mortgage Securities Trust 23-C16, A2 3.070%, 12/15/46	700	726
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc. 06-PW14, AM 5.243%, 12/11/38	355	378
06-PW13, AM 5.582%, 9/11/41(2)	310	327

	PAR VALUE	VALUE

Non-Agency (continued)
07- PW15, AM 5.363%, 2/11/44	$150	$154
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A2 144A 4.311%, 8/5/32(3)	300	328
07-LDPX, AM 5.464%, 1/15/49(2)	160	166
JPMorgan Chase Mortgage Trust 14-1, 1A1 144A 3.993%, 1/25/44(2)(3)	201	210
MASTR Alternative Loan Trust 04-4, 6A1 5.500%, 4/25/34	129	135
04-6, 7A1 6.000%, 7/25/34	100	102
MASTR Reperforming Loan Trust
05-1, 1A2 144A 6.500%, 8/25/34(3)	156	159
05-1, 1A5 144A 8.000%, 8/25/34(3)	136	139
Morgan Stanley Capital I Trust 07-IQ14, AM 5.684%, 4/15/49(2)	115	120
Motel 6 Trust 12-MTL6 D 144A 3.781%, 10/5/25(3)	170	168
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)	109	112
Residential Asset Mortgage Products, Inc. 04-SL4, A3 6.500%, 7/25/32	157	162
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	171	173
Sequoia Mortgage Trust 14-2, A1 144A 4.000%, 6/25/44(2)(3)	97	100
Structured Asset Securities Corp. Assistance Loan Trust 03-AL1, A 144A 3.357%, 4/25/31(3)	164	161

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 02-AL1, A3 3.450%, 2/25/32	$329	$325
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C32, A3 5.716%, 6/15/49(2)	300	322
07-C33, A5 5.941%, 2/15/51(2)	300	328

		7,969
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $8,712)		8,865
ASSET-BACKED SECURITIES—1.7%
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(3)	195	199
Applebee’s (IHOP Funding LLC) 14-1, A2 144A 4.277%, 9/5/44(3)	267	268
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
05-1 AF5A 5.332%, 7/25/35(2)	251	249
05-12, 2A4 5.575%, 2/25/36(2)	160	155
Carfinance Capital Auto Trust 14-1A, D 144A 4.900%, 4/15/20(3)	265	272
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	161	163
Exeter Automobile Receivables Trust 14-1A, C 144A 3.570%, 7/15/19(3)	140	139
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	226	226
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	102	104

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES (continued)
LEAF Receivables Funding 9 LLC 13-1, E1 144A 6.000%, 9/15/21(3)	$168	$171
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(2)	84	88
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(2)	161	163
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	169	175
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,353)		2,372
CORPORATE BONDS AND NOTES—30.4%
Consumer Discretionary—4.5%
Anna Merger Sub, Inc. 144A 7.750%, 10/1/22(3)	145	147
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(3)	165	158
Boyd Gaming Corp. 9.000%, 7/1/20	160	165
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(3)	100	105
144A 6.125%, 7/1/22(3)	65	68
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	70	52
Caesars Entertainment Resort Properties LLC 144A 8.000%, 10/1/20(3)	50	49
Caesars Growth Properties Holdings LLC 144A 9.375%, 5/1/22(3)	95	84
CCO Holdings LLC
5.250%, 3/15/21	90	91
5.250%, 9/30/22	100	100
Churchill Downs Inc 5.375%, 12/15/21	180	181
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	360	381

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary (continued)
Columbus International, Inc. 144A 7.375%, 3/30/21(3)	$200	$209
iHeartCommunications, Inc. 10.000%, 1/15/18	50	43
Intelsat Jackson Holdings SA 5.500%, 8/1/23	115	115
International Game Technology 7.500%, 6/15/19	120	130
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	170	173
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	170	181
Lear Corp. 5.250%, 1/15/25	180	183
Meritor, Inc. 6.750%, 6/15/21	140	147
MGM Resorts International 6.000%, 3/15/23	190	192
MHGE Parent LLC 144A 8.500%, 8/1/19(3)	155	152
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	75	77
MPG Holdco I, Inc. 144A 7.375%, 10/15/22(3)	20	21
Norwegian Cruise Lines Corp. Ltd. 144A 5.250%, 11/15/19(3)	20	20
Numericable Group SA 144A 6.000%, 5/15/22(3)	225	226
Penn National Gaming, Inc. 5.875%, 11/1/21	80	75
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	195	202
QVC, Inc. 5.125%, 7/2/22	125	132
Scientific Games International, Inc. 144A 6.625%, 5/15/21(3)	195	137
144A 7.000%, 1/1/22(3)	115	117
Seminole Hard Rock Entertainment, Inc. 144A 5.875%, 5/15/21(3)	50	50
Sinclair Television Group, Inc. 5.375%, 4/1/21	175	175

	PAR VALUE	VALUE

Consumer Discretionary (continued)
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(3)	$175	$176
Standard Pacific Corp. 5.875%, 11/15/24	75	75
Station Casinos LLC 7.500%, 3/1/21	235	242
Taylor Morrison Communities, Inc. (Monarch Communities, Inc.) 144A 5.250%, 4/15/21(3)	405	401
Tenneco, Inc. 5.375%, 12/15/24	70	72
Toll Brothers Finance Corp. 4.000%, 12/31/18	195	196
6.750%, 11/1/19	130	146
Viking Cruises Ltd. 144A 8.500%, 10/15/22(3)	195	212
Virgin Media Secured Finance plc 144A 5.375%, 4/15/21(3)	200	207
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	200	204

		6,269

Consumer Staples—0.2%
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	110	110
Ingles Markets, Inc. 5.750%, 6/15/23	140	141

		251

Energy—5.6%
Atlas Energy Holdings Operating Co. LLC 7.750%, 1/15/21	65	47
BreitBurn Energy Partners 7.875%, 4/15/22	90	70
California Resources Corp. 144A 6.000%, 11/15/24(3)	245	208
Calumet Specialty Products Partners LP 144A 6.500%, 4/15/21(3)	205	184
Carrizo Oil & Gas, Inc. 144A 7.500%, 9/15/20(3)	110	106
7.500%, 9/15/20	105	101

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Energy (continued)
CHC Helicopter SA 9.250%, 10/15/20	$149	$146
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	153
CONSOL Energy, Inc. 144A 5.875%, 4/15/22(3)	130	122
Denbury Resources, Inc. 5.500%, 5/1/22	185	170
Endeavor Energy Resources LP 144A 7.000%, 8/15/21(3)	140	125
Energy Transfer Partners LP 5.875%, 1/15/24	190	194
Energy XXI Gulf Coast, Inc. 144A 6.875%, 3/15/24(3)	235	128
EnQuest plc 144A 7.000%, 4/15/22(3)	200	126
EPL Oil & Gas, Inc. 8.250%, 2/15/18	165	126
Exterran Partners LP 144A 6.000%, 10/1/22(3)	155	133
Forest Oil Corp. 7.250%, 6/15/19	190	70
FTS International, Inc. 144A 6.250%, 5/1/22(3)	90	67
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(3)(7)(11)	200	159
Gulfmark Offshore, Inc. 6.375%, 3/15/22	155	117
Gulfport Energy Corp. 144A 7.750%, 11/1/20(3)	180	177
Halcon Resources Corp. 8.875%, 5/15/21	200	152
Kosmos Energy Ltd. 144A 7.875%, 8/1/21(3)	200	171
Laredo Petroleum, Inc. 7.375%, 5/1/22	185	174
Linn Energy LLC 6.500%, 5/15/19	155	133
Lukoil OAO International Finance BV 144A 7.250%, 11/5/19(3)	150	142

	PAR VALUE	VALUE

Energy (continued)
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	$300	$295
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	90	82
NGL Energy Partners LP (NGL Energy Finance Corp.) 144A 5.125%, 7/15/19(3)	180	173
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(3)(7)	200	148
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	240	220
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(3)	150	130
Parker Drilling Co. (The) 7.500%, 8/1/20	165	134
Petrobras Global Finance BV 6.250%, 3/17/24	145	138
Petrobras International Finance Co. 5.375%, 1/27/21	150	139
Petroleos de Venezuela SA Series 2015, 5.000%, 10/28/15	80	60
RegS 8.500%, 11/2/17(4)	130	75
144A 6.000%, 5/16/24(3)	530	203
RegS 6.000%, 11/15/26(4)	425	157
Petroleos Mexicanos
6.000%, 3/5/20	360	404
4.875%, 1/18/24	60	62
PHI, Inc. 5.250%, 3/15/19	75	64
QEP Resources, Inc. 6.875%, 3/1/21	210	216
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	200	127
Regency Energy Partners LP 5.875%, 3/1/22	145	145
4.500%, 11/1/23	130	120
Rosetta Resources, Inc. 5.875%, 6/1/22	175	159

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE

Energy (continued)
Rosneft Oil Co. 144A 4.199%, 3/6/22(3)(7)	$200		$146
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	135		133
SM Energy Co. 144A 6.125%, 11/15/22(3)	230		217
Targa Resources Partners LP 6.375%, 8/1/22	169		172
Transocean, Inc. 3.800%, 10/15/22	215		174
Tullow Oil plc 144A 6.000%, 11/1/20(3)	200		168

			7,762

Financials—8.8%
Aircastle Ltd. 5.125%, 3/15/21(11)	345		346
Akbank TAS 144A 7.500%, 2/5/18(3)	300	TRY	118
Allstate Corp. (The) 5.750%, 8/15/53(2)(5)(11)	230		242
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	200		190
Ares Capital Corp. 3.875%, 1/15/20	150		150
Banco ABC Brasil S.A. 144A 7.875%, 4/8/20(3)	155		160
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(11)	260		281
Banco Bradesco S.A. 144A 5.900%, 1/16/21(3)(11)	195		204
Banco de Credito del Peru 144A 4.250%, 4/1/23(3)(11)	160		158
144A 6.125%, 4/24/27(2)(3)(11)	215		227
Banco do Brasil S.A. 144A 5.375%, 1/15/21(3)(11)	195		193
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(2)(3)	145		154
Banco Santander Brasil SA 144A 8.000%, 3/18/16	330	BRL	119
Banco Santander Chile 144A 3.875%, 9/20/22(3)(11)	155		153
Banco Votorantim S.A. 144A 7.375%, 1/21/20(3)(11)	320		338

	PAR VALUE	VALUE

Financials (continued)
Bancolombia S.A. 5.125%, 9/11/22	$165	$164
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	200	206
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	200	207
Braskem America Finance Co. RegS 7.125%, 7/22/41(4)	255	252
Brazil Loan Trust 1 144A 5.477%, 7/24/23(3)	165	167
Caixa Economica Federal 144A 7.250%, 7/23/24(2)(3)	200	191
CorpGroup Banking S.A. 144A 6.750%, 3/15/23(3)	250	248
CTR Partnership LP (Caretrust Capital Corp.) 5.875%, 6/1/21	150	153
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)(11)	250	250
E*Trade Financial Corp. 5.375%, 11/15/22	185	190
Eurasian Development Bank 144A 4.767%, 9/20/22(3)(11)	200	169
Fidelity National Financial, Inc. 5.500%, 9/1/22	40	44
First Cash Financial Services, Inc. 6.750%, 4/1/21	110	115
First Niagara Financial Group, Inc. 7.250%, 12/15/21(11)	200	227
General Motors Financial Co., Inc. 4.750%, 8/15/17	300	317
Genworth Holdings, Inc. 4.900%, 8/15/23(11)	225	182
GLP Capital LP (GLP Financing II, Inc.) 4.875%, 11/1/20	145	147
5.375%, 11/1/23	5	5
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(5)(6)	185	197

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE

Financials (continued)
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.) 4.875%, 3/15/19	$15		$15
6.000%, 8/1/20	70		72
5.875%, 2/1/22	150		151
International Lease Finance Corp. 5.875%, 8/15/22	150		163
iStar Financial, Inc. 4.875%, 7/1/18	75		74
5.000%, 7/1/19	105		102
Itau Unibanco Holding S.A. 144A 5.125%, 5/13/23(3)(11)	200		199
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)(11)	200		193
Korea Finance Corp. 4.625%, 11/16/21(11)	200		222
Leucadia National Corp. 5.500%, 10/18/23	110		113
Lincoln National Corp. 6.050%, 4/20/67(2)(5)(11)	175		175
Morgan Stanley 144A 10.090%, 5/3/17(3)	280	BRL	103
Series H, 5.450%, 12/29/49(2)	200		201
MPT Operating Partnership LP 5.500%, 5/1/24	65		68
Nationstar Mortgage LLC 6.500%, 7/1/21	375		343
Navient LLC 4.875%, 6/17/19	45		45
5.500%, 1/25/23	180		172
Onex York Acquisition Corp. 144A 8.500%, 10/1/22(3)	140		140
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(7)	200		172
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)(11)	200		209
Progressive Corp. (The) 6.700%, 6/15/37(2)	225		243
Prudential Financial, Inc. 5.875%, 9/15/42(2)(11)	215		227
5.625%, 6/15/43(2)(5)(11)	75		77

	PAR VALUE	VALUE

Financials (continued)
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(3)(11)	$250	$271
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(3)(11)	200	169
Sabra Health Care LP 5.500%, 2/1/21	125	130
Schaeffler Finance BV 144A 4.750%, 5/15/21(3)	205	206
Springleaf Finance Corp. 5.250%, 12/15/19	185	182
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	160	161
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)(11)	215	221
Ukreximbank Via Biz Finance plc RegS 8.375%, 4/27/15(4)(7)	100	76
Voya Financial, Inc. (ING (U.S.), Inc.) 5.650%, 5/15/53(2)	170	169
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(3)(7)	205	177
Walter Investment Management Corp. 7.875%, 12/15/21	260	233
WideOpenWest Finance LLC 10.250%, 7/15/19	135	141
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(3)	200	194

		12,273

Health Care—1.8%
Acadia Healthcare Co.,Inc. 5.125%, 7/1/22	65	64
Alere, Inc. 6.500%, 6/15/20	120	121
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(3)(12)	40	40
Catamaran Corp. 4.750%, 3/15/21	120	120
Centene Corp. 4.750%, 5/15/22	150	151

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Health Care (continued)
Community Health Systems, Inc. 6.875%, 2/1/22	$120	$128
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	150	135
Endo Finance LLC 144A 5.375%, 1/15/23(3)	270	265
IASIS Healthcare LLC 8.375%, 5/15/19	110	116
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	60	62
LifePoint Hospitals, Inc. 5.500%, 12/1/21	130	134
Mallinckrodt International Finance S.A. 144A 5.750%, 8/1/22(3)	75	77
MPH Acquisition Holdings LLC 144A 6.625%, 4/1/22(3)	125	128
Omnicare, Inc. 4.750%, 12/1/22	5	5
Salix Pharmaceuticals Ltd. 144A 6.000%, 1/15/21(3)	35	36
Select Medical Corp. 6.375%, 6/1/21	185	189
Tenet Healthcare Corp. 144A 5.500%, 3/1/19(3)	110	113
4.500%, 4/1/21	240	241
8.125%, 4/1/22	295	330
Valeant Pharmaceuticals International, Inc. 144A 6.750%, 8/15/18(3)	40	43
144A 7.500%, 7/15/21(3)	20	22
144A 5.625%, 12/1/21(3)	20	20

		2,540

Industrials—2.8%
AAR Corp. 7.250%, 1/15/22	150	163
ADT Corp. (The) 6.250%, 10/15/21	200	206
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(3)	135	140
Air Canada 144A 6.750%, 10/1/19(3)	185	193
Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	72	74

	PAR VALUE	VALUE

Industrials (continued)
American Airlines Pass-Through-Trust 14-1, B 4.375%, 10/1/22	$270	$277
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 1/2/18	74	75
Avis Budget Car Rental LLC 5.500%, 4/1/23	115	118
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(3)	108	111
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	315	322
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)(11)	73	78
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(3)	180	185
Building Materials Corp. of America 144A 5.375%, 11/15/24(3)	90	90
Carpenter Technology Corp. 4.450%, 3/1/23(11)	160	163
CPG Merger Sub LLC 144A 8.000%, 10/1/21(3)	50	51
DP World Ltd. 144A 6.850%, 7/2/37(3)(11)	100	113
ESAL GmbH 144A 6.250%, 2/5/23(3)	200	190
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	120	118
Huntington Ingalls Industries, Inc. 144A 5.000%, 12/15/21(3)	70	71
KLX, Inc. 144A 5.875%, 12/1/22(3)	220	223
Masco Corp. 5.950%, 3/15/22	135	150
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21(11)	132	142
Rexel SA 144A 5.250%, 6/15/20(3)	230	233
Spirit AeroSystems, Inc. 5.250%, 3/15/22	50	51
TransDigm, Inc. 6.000%, 7/15/22	190	190

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Industrials (continued)
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	$184	$198

		3,925

Information Technology—1.4%
Alcatel-Lucent USA, Inc. 144A 6.750%, 11/15/20(3)	200	212
Avaya, Inc. 144A 7.000%, 4/1/19(3)	285	279
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22(11)	160	164
First Data Corp.
11.750%, 8/15/21	555	640
PIK Interest Capitalization, 144A 8.750%, 1/15/22(3)(12)	40	43
Infinity Acquisition LLC (Infinity Acquisition Finance Corp.) 144A 7.250%, 8/1/22(3)	160	146
Infor Software Parent LLC PIK Interest Capitalization, 144A 7.125%, 5/1/21(3)(12)	55	54
Interactive Data Corp. 144A 5.875%, 4/15/19(3)	135	135
QualityTech LP (QTS Finance Corp.) 144A 5.875%, 8/1/22(3)	15	15
Sanmina Corp. 144A 4.375%, 6/1/19(3)	35	35
Sophia Holding Finance LP PIK Interest Capitalization, 144A 9.625%, 12/1/18(3)(12)	150	151
Sungard Availability Services Capital, Inc. 144A 8.750%, 4/1/22(3)	55	33
VeriSign, Inc. 4.625%, 5/1/23	110	108

		2,015

Materials—3.1%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)(11)	230	241
Ardagh Packaging Finance plc 144A 6.750%, 1/31/21(3)	200	199

	PAR VALUE	VALUE

Materials (continued)
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(3)	$210	$205
Cascades, Inc. 144A 5.500%, 7/15/22(3)	235	235
Cemex SAB de CV 144A 7.250%, 1/15/21(3)	200	210
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	55	54
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	200	172
Fortescue Metals Group (FMG) 144A 8.250%, 11/1/19(3)	175	160
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	240	259
Hexion U.S. Finance Corp.
8.875%, 2/1/18	95	85
6.625%, 4/15/20	85	84
Ineos Finance plc 144A 8.375%, 2/15/19(3)	120	128
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)(11)	200	197
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(3)	80	81
Rayonier AM Products, Inc. 144A 5.500%, 6/1/24(3)	115	95
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	190	196
Samarco Mineracao SA 144A 5.375%, 9/26/24(3)	200	185
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)(11)	420	433
Sealed Air Corp. 144A 4.875%, 12/1/22(3)	190	189
Tronox Finance LLC 6.375%, 8/15/20	170	171
United States Steel Corp. 6.875%, 4/1/21	205	210
Vale Overseas Ltd. 4.375%, 1/11/22	200	193
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	140	151
144A 6.000%, 1/31/19(3)	200	196

		4,329

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE

Telecommunication Services—1.7%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	$133
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)(11)	$200		214
CenturyLink, Inc. Series T 5.800%, 3/15/22	150		156
Cincinnati Bell, Inc. 8.375%, 10/15/20	120		127
Crown Castle Towers LLC 144A 4.883%, 8/15/20(3)	165		181
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	230		224
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)(11)	200		203
Frontier Communications Corp. 6.250%, 9/15/21	105		106
Level 3 Financing, Inc. 7.000%, 6/1/20	185		196
Sprint Communications, Inc. 6.000%, 11/15/22	100		92
Sprint Corp. 7.250%, 9/15/21	125		125
T-Mobile USA, Inc. 6.125%, 1/15/22	95		97
6.731%, 4/28/22	30		31
6.500%, 1/15/24	65		67
West Corp. 144A 5.375%, 7/15/22(3)	155		149
Windstream Corp. 7.750%, 10/15/20	260		268

			2,369

Utilities—0.5%
AmeriGas Partners LP 7.000%, 5/20/22	160		166
Calpine Corp. 144A 6.000%, 1/15/22(3)	5		5
Dynegy Finance I, Inc. 144A 7.375%, 11/1/22(3)	80		82
144A 7.625%, 11/1/24(3)	50		51
Electricite de France SA 144A 5.250%(2)(3)(5)(6)(11)	200		205

	PAR VALUE	VALUE

Utilities (continued)
RJS Power Holdings LLC 144A 5.125%, 7/15/19(3)	$135	$134

		643
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $44,066)		42,376
LOAN AGREEMENTS(2)—6.6%
Consumer Discretionary—1.7%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	155	154
Affinity Gaming LLC 5.250%, 11/9/17	109	107
Aristocrat International Ltd. 4.750%, 10/20/21	115	113
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	78	77
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 10.500%, 10/31/16	36	32
Tranche B-6, 6.985%, 3/1/17	66	58
Tranche B-7, 9.750%, 1/28/18	47	41
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	76	70
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	97	96
Clear Channel Communications, Inc. Tranche D, 6.919%, 1/30/19	520	491
Delta 2 (Lux) S.A.R.L. Second Lien, 7.750%, 7/29/22	86	84
Granite Broadcasting Corp. Tranche B, First Lien, 6.750%, 5/23/18	56	56

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary (continued)
Key Safety Systems, Inc. 4.750%, 8/29/21	$95	$94
Landry’s Restaurant, Inc. Tranche B, 4.000%, 4/24/18	194	193
Las Vegas Sands LLC Tranche B, 3.250%, 12/19/20	163	162
Marina District Finance Co., Inc. 6.750%, 8/15/18	67	67
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	160	160
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	101	102
Transtar Holding Co. Second Lien, 10.000%, 10/9/19	63	62
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	226	217

		2,436

Consumer Staples—0.2%
Albertson’s LLC
Tranche B-4-1, 4.500%, 8/25/21	16	16
Tranche B-4, 4.500%, 8/25/21	122	122
New Hostess Brand Acquisition LLC Tranche B, 6.750%, 4/9/20	113	115

		253

Energy—0.7%
Arch Coal, Inc. 6.250%, 5/16/18	234	194
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	136	123
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	121	98

	PAR VALUE	VALUE

Energy (continued)
Expro Finservices S.A.R.L. 5.750%, 9/2/21	$94	$78
Fieldwood Energy LLC Closing Date Loan, Second Lien, 8.375%, 9/30/20	186	137
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	109	94
Seadrill Operating LP 4.000%, 2/21/21	108	85
Templar Energy LLC Second Lien, 8.500%, 11/25/20	154	111

		920

Financials—0.3%
Altisource Solutions S.A.R.L. Tranche B, 4.500%, 12/9/20	190	148
Asurion LLC Second Lien, 8.500%, 3/3/21	185	184
Capital Automotive LP Second Lien, 6.000%, 4/30/20	88	88
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	75	68

		488

Health Care—0.8%
AMAG Pharmaceuticals, Inc. 7.250%, 11/12/20	54	54
American Renal Holdings, Inc. 8.500%, 3/20/20	135	134
Ardent Medical Services, Inc. First Lien, 6.750%, 7/2/18	49	49
Second Lien, 11.000%, 1/2/19	32	32

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Health Care (continued)
CRC Health Corp. Tranche B, First Lien, 5.250%, 3/29/21	$46	$46
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	181	181
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	126	125
MMM Holdings, Inc. 9.750%, 12/12/17	43	42
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	31	30
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	102	101
PharMEDium Healthcare Corp. Second Lien, 7.750%, 1/28/22	37	37
Regional Care, Inc. (RCHP, Inc.) First Lien, 6.000%, 4/23/19	168	167
Salix Pharmaceuticals Ltd. 4.250%, 1/2/20	47	46
Surgery Center Holdings, Inc.
First Lien, 5.250%, 11/3/20	20	19
Second Lien, 8.500%, 11/3/21	63	61

		1,124

Industrials—1.0%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	15	15
American Airlines, Inc. Tranche B, 3.750%, 6/27/19	148	146
Brock Holdings Ill, Inc. First Lien, 6.000%, 3/16/17	154	145

	PAR VALUE	VALUE

Industrials (continued)
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	$130	$130
Commercial Barge Line Co. First Lien, 7.500%, 9/22/19	133	133
DynCorp International, Inc. 6.250%, 7/7/16	103	103
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	130	130
Husky Injection Molding Systems Ltd. (Yukon Acquisition, Inc.) 4.250%, 6/30/21	83	81
International Equipment Solutions Global B.V. 6.750%, 8/16/19	93	92
Landmark U.S. Member LLC (and LM U.S. Corp. Acquisition, Inc.) 8.250%, 1/25/21	155	153
Navistar, Inc. Tranche B, 5.750%, 8/17/17	90	90
Sedwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	155	147

		1,365

Information Technology—1.4%
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	89	87
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	131	129
Blue Coat Systems, Inc.
4.000%, 5/31/19	75	73
Second Lien, 9.500%, 6/26/20	361	356
Deltek, Inc. Second Lien, 10.000%, 10/10/19	96	97

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Information Technology (continued)
Evergreen Skills Lux S.A.R.L. Second Lien, 9.250%, 4/28/22	$81	$77
First Data Corp. 3.667%, 3/23/18	246	242
Infinity Acquisition Ltd. 4.250%, 8/6/21	78	76
IPC Systems, Inc. First Lien, 6.000%, 11/8/20	99	98
Kronos, Inc. Second Lien, 9.750%, 4/30/20	236	240
Lanyon Solutions, Inc. First Lien, 5.500%, 11/13/20	100	98
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	272	272
Sungard Availability Services Capital, Inc. Tranche B, 6.000%, 3/29/19	51	45

		1,890

Materials—0.3%
Berry Plastics Groups, Inc. Tranche E, 3.750%, 1/6/21	181	177
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	60	54
Houghton International, Inc. Holding Corp. Second Lien, 9.500%, 12/21/20	95	95
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	170	164

		490

Telecommunication Services—0.1%
Crown Castle Operating Co. Tranche B-2, 3.000%, 1/31/21	178	176

	PAR VALUE		VALUE

Utilities—0.1%
Atlantic Power LP 4.750%, 2/24/21	$39		$39
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.648%, 10/10/17(14)	125		81

			120
TOTAL LOAN AGREEMENTS (Identified Cost $9,655)			9,262
	SHARES
PREFERRED STOCK—1.5%
Energy—0.2%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	200	(9)	197

Financials—1.3%
Ally Financial, Inc. Series A, 8.500%(2)	6,735		181
Citigroup, Inc. 5.800%(2)	220		220
Series J, 7.125%	6,800		184
General Electric Capital Corp. Series B 6.25%(2)(11)	100	(9)	109
Series C, 5.25%(2)	100	(9)	100
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	135	(9)	137
JPMorgan Chase & Co. Series Q, 5.150%(2)(11)	200	(9)	188
Series V, 5.000%(2)	190	(9)	186
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)(11)	140	(9)	132
SunTrust Banks, Inc. 5.625%(2)	55		55
Wells Fargo & Co. Series K, 7.980%(2)(11)	140	(9)	154
Zions Bancorp Series A, 6.950%(2)	7,760		213

			1,859
TOTAL PREFERRED STOCK (Identified Cost $2,064)			2,056

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	SHARES	VALUE

COMMON STOCK—81.4%
Consumer Discretionary—2.1%
Eutelsat Communications SA	38,816	$1,255
SES SA	46,144	1,656

		2,911

Energy—21.2%
Enbridge, Inc.	128,076	6,584
Keyera Corp.	20,420	1,425
Kinder Morgan, Inc.	85,586	3,621
ONEOK, Inc.	27,510	1,370
Pembina Pipeline Corp.	54,930	2,002
Plains GP Holdings LP Class A	42,070	1,080
Spectra Energy Corp.	97,210	3,529
TransCanada Corp.	85,408	4,193
Williams Cos., Inc. (The)	128,384	5,770

		29,574

Financials—4.2%
American Tower Corp.	29,520	2,918
Crown Castle International Corp.	37,185	2,927

		5,845

Industrials—10.2%
Abertis Infraestructuras S.A.	108,307	2,148
Atlantia SpA	99,739	2,318
Auckland International Airport Ltd.	367,627	1,209
Ferrovial S.A.	62,309	1,232
Flughafen Zuerich AG	1,909	1,277
Fraport AG Frankfurt Airport Services Worldwide	16,464	950
Sydney Airport	341,680	1,308
Transurban Group	415,231	2,894
Vinci SA	16,117	880

		14,216

Telecommunication Services—13.9%
AT&T, Inc.	134,490	4,517
BCE, Inc.	21,187	972
BT Group plc	233,512	1,452
Nippon Telegraph & Telephone Corp. ADR	36,805	943
Singapore Telecommunications Ltd.	605,000	1,776
TELUS Corp.	42,322	1,526

	SHARES	VALUE

Telecommunication Services (continued)
Verizon Communications, Inc.	98,569	$4,611
Vodafone Group plc ADR	80,967	2,767
Windstream Holdings, Inc.	104,417	860

		19,424

Utilities—29.8%
Allette, Inc.	22,110	1,219
American Water Works Co., Inc.	32,495	1,732
APA Group	179,000	1,082
CMS Energy Corp.	39,050	1,357
Dominion Resources, Inc.	30,668	2,358
DTE Energy Co.	16,600	1,434
Duke Energy Corp.	27,485	2,296
Edison International	20,520	1,344
Gas Natural SDG S.A.	39,095	982
Hera SpA	397,930	937
Iberdrola S.A.	201,480	1,358
ITC Holdings Corp.	31,710	1,282
National Grid plc	269,444	3,823
NextEra Energy, Inc.	35,610	3,785
NiSource, Inc.	47,835	2,029
Northeast Utilities	25,945	1,389
Pennon Group plc	95,025	1,358
Portland General Electric Co.	37,620	1,423
PPL Corp.	33,910	1,232
Public Service Enterprise Group, Inc.	35,980	1,490
Questar Corp.	38,780	980
Scottish & Southern Energy plc	63,320	1,600
Sempra Energy	26,735	2,977
Snam Rete Gas SpA	202,197	1,001
Vectren Corp.	26,930	1,245

		41,713
TOTAL COMMON STOCK (Identified Cost $92,778)		113,683
PURCHASED OPTIONS—0.3%
Call Options—0.0%
S&P 500® Index expiration 1/2/15 strike price $2,200(13)	755	4
S&P 500® Index expiration 1/9/15 strike price $2,200(13)	768	8

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	SHARES	VALUE

Put Options—0.3%
S&P 500® Index expiration 1/2/15 strike price $1,920(13)	755	$11
S&P 500® Index expiration 1/9/15 strike price $1,970(13)	768	399
TOTAL PURCHASED OPTIONS
(Premiums Paid $324)		422
TOTAL LONG TERM INVESTMENTS—131.9%
(Identified Cost $166,114)		184,105	(15)
SHORT-TERM INVESTMENT—3.4%
Money Market Mutual Fund—3.4%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.110%)	4,773,877	4,774
TOTAL SHORT-TERM INVESTMENT (Identified Cost $4,774)		4,774
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—135.3%
(Identified Cost $170,888)		188,879	(1)
WRITTEN OPTIONS—(0.6)%
Call Options—0.0%
S&P 500® Index expiration 1/2/15 strike price $2,150(13)	755	(4)
S&P 500® Index expiration 1/9/15 strike price $2,160(13)	768	(15)
Put Options—(0.6)%
S&P 500® Index expiration 1/2/15 strike price $1,970(13)	755	(19)
S&P 500® Index expiration 1/9/15 strike price $2,020(13)	768	(764)
TOTAL WRITTEN OPTIONS (Premiums Received $600)		(802	)(1)

SHARES	VALUE

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—134.7% (Identified Cost $170,288)	$188,077
Other assets and liabilities, net—(34.7)%	(48,447)

NET ASSETS—100.0%	$139,630

Abbreviations:

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GDN	Global Depository Notes
PIK	Payment-in-Kind Security

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at December 31, 2014, see Note10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2014.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $27,082 or 19.4% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	No contractual maturity date.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after December 31, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Principal amount is adjusted daily pursuant to the change in the change in local index.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

(11)	All or a portion is segregrated as collateral for written options.
(12)	100% of the income received was in cash.
(13)	Non-income producing.
(14)	Security in default, interest payments are being received during the bankruptcy proceedings.
(15)	All or a portion of the portfolio is segregated as collateral for borrowings.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PHP	Philippine Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of December 31, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2014	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$2,372	$—	$2,372	$—
Corporate Bonds and Notes	42,376	—	42,376	—
Foreign Government Securities	5,069	—	5,069	—
Loan Agreements	9,262	—	9,168	94
Mortgage-Backed Securities	8,865	—	8,865	—
Equity Securities:
Preferred Stock	2,056	578	1,478	—
Common Stock	113,683	81,187	32,496	—
Short-Term Investment	4,774	4,774	—	—
Purchased Options	422	422	—	—

Total Investments before Written Options	$188,879	$86,961	$101,824	$94

Written Options	(802)	(802)	—	—

Total Investments Net of Written Options	$188,077	$86,159	$101,824	$94

Securities held by the Fund with an end of period value of $26,651 were transferred from Level 1 to Level 2, based on our valuation procedures for non-U.S. securities. See Note 2A in the Notes to Financial Statements for more information.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Loan Agreements
Balance as of December 31, 2013:	$—
Accrued discount/(premium)	—	(c)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(d)	(15)
Purchases	109
Sales(b)	—
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of December 31, 2014	$94	(e)

(a)	“Transfers into and/or from” represent the ending value as of December 31, 2014, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities if applicable.
(c)	Amount less than $500
(d)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified Cost $170,888)	$188,879
Foreign currency at value (Identified Cost $—(1))	—	(1)
Cash	214
Deposits with prime broker	1,623
Receivables
Investment securities sold	92
Dividends and interest	1,361
Tax reclaims	86
Prepaid expenses	8

Total assets	192,263

Liabilities
Written options at value (premiums received $600) (Note 5)	802
Payables
Borrowings (Note 8)	50,500
Investment securities purchased	1,119
Investment advisory fee	137
Administration fees	17
Professional fees	33
Other accrued expenses	25

Total liabilities	52,633

Net Assets	$139,630

Net Assets Consist of:
Common stock ($0.001 par value, unlimited shares authorized)	$27
Capital paid in on shares of beneficial interest	238,344
Accumulated undistributed net investment income (loss)	2,568
Accumulated undistributed net realized gain (loss)	(119,089)
Net unrealized appreciation (depreciation)	17,780

Net Assets	$139,630

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 27,466,109	$5.08

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

($ reported in thousands)

Investment Income
Dividends	$7,538
Interest	4,303
Foreign taxes withheld	(272)

Total investment income	11,569

Expenses
Investment advisory fees	1,623
Administration and accounting fees	253
Trustees fees and expenses	108
Professional fees	84
Printing fees and expenses	60
Custodian fees	17
Transfer agent fees and expenses	14
Miscellaneous	60

Total expenses before interest expense	2,219

Interest expense	489
Total expenses after interest expense	2,708

Net investment income	8,861

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,903)
Net realized gain (loss) on foreign currency transactions	(28)
Net realized gain (loss) on written options	10,239
Net change in unrealized appreciation (depreciation) on investments	(292)
Net change in unrealized appreciation (depreciation) on foreign currency translations	(14)
Net change in unrealized appreciation (depreciation) on written options	(202)

Net realized and unrealized gain (loss) on investments	7,800

Net increase (decrease) in net assets resulting from operations	$16,661

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	Total Return Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$8,861	$5,623
Net realized gain (loss)	8,308	4,631
Net change in unrealized appreciation (depreciation)	(508)	6,690

Increase (decrease) in net assets resulting from operations	16,661	16,944

From Distributions to Shareholders
Net investment income	(9,888)	(5,768)

Decrease in net assets from distributions to shareholders	(9,888)	(5,768)

Net increase (decrease) in net assets	6,773	11,176

Net Assets
Beginning of period	132,857	121,681

End of period	$139,630	$132,857

Accumulated undistributed net investment income (loss) at end of period	2,568	1,622

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2014

($ reported in thousands)

Increase (decrease) in cash
Cash Flows Provided by (Used) for Operating Activities:
Net increase (decrease) in net assets resulting from operations	$16,661

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales and paydowns of long-term investments	64,182
(Increase) Decrease in investment securities sold receivable	784
Purchases of long-term investments	(66,865)
Increase (Decrease) in investment securities purchased payable	(3,944)
Net (purchases) or sales of short-term securities	2,300
Net (purchases) or sales in options purchased	(4,895)
Net purchases or (sales) in options written	10,839
Net change in unrealized (appreciation)/depreciation on investments	292
Net change in unrealized (appreciation)/depreciation written options	202
Net realized (gains)/loss from sales of long-term investments	1,903
Net realized (gains)/loss from options written	(10,239)
Amortization of premium and accretion of discount	160
(Increase) Decrease in deposit with prime broker for options contracts	(1,623)
(Increase) Decrease in tax reclaims receivable	2
(Increase) Decrease in dividends and interest receivable	126
(Increase) Decrease in interest expense payable	(19)
(Increase) Decrease in other affiliates payable	2
Increase (Decrease) in investment advisory fees payable	7
Increase (Decrease) in other accrued expenses payable	(14)

Cash provided by (used) for operating activities	9,861

Cash provided by (used) for financing activities:
Cash dividends paid to shareholders	(9,888)

Cash provided by (used) for financing activities:	(9,888)

Net increase (decrease) in cash	(27)

Cash:
Cash and foreign currency at beginning of period	241

Cash and foreign currency at end of period	$214

Cash flow information:
Cash paid during the period for interest	$(471)

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31
	2014	2013	2012
PER SHARE OPERATING DATA:
Net asset value, Beginning of Period	$4.84	$4.43	$4.06

Income from investment operations:
Net Investment Income/(Loss)(2)	0.32	0.20	0.19
Net Realized and Unrealized Gain/(Loss)	0.28	0.42	0.41

Total from investment operations	0.60	0.62	0.60

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.36)	(0.21)	(0.23)
Distributions from Net Realized Gains	—	—	—

Total Dividends and Distributions to Shareholders	(0.36)	(0.21)	(0.23)

Net Asset Value, End of Period	$5.08	$4.84	$4.43

Market Price, End of Period(3)	$4.52	$4.01	$3.87

Total Return, Net Asset Value(4)	13.59%	15.02%	16.05%
Total Return, Market Value(5)	21.98%	9.08%	17.60%
Net Assets, End of Year (000’s)	$139,630	$132,857	$121,681

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(6)	1.93%	2.01%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.31%	4.42%	4.51%
Portfolio Turnover Rate	33%	42%	43%

Bank Borrowings:
Loan Outstanding, End of Year (000’s)	$50,500	$50,500	$42,500
Asset Coverage for Loan Outstanding, End of Year	377%	360%	386%

(1)	Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund.
(2)	Calculated based on average shares outstanding.
(3)	Closing Price – New York Stock Exchange.
(4)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each year reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2011	2010
PER SHARE OPERATING DATA:
Net asset value, Beginning of Period	$3.96	$2.77

Income from investment operations:
Net Investment Income/(Loss)(2)	0.18	0.23
Net Realized and Unrealized Gain/(Loss)	0.07	1.15

Total from investment operations	0.25	1.38

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.15)	(0.19)
Distributions from Return of Capital	—	—

Total Dividends and Distributions to Shareholders	(0.15)	(0.19)

Net Asset Value, End of Period	$4.06	$3.96

Market Price, End of Period(3)	$3.50	$3.45

Total Return, Net Asset Value(4)	6.73%	51.90%
Total Return, Market Value(5)	5.61%	53.38%
Net Assets, End of Period (000’s)	$111,490	$108,871

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets	1.38%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.42%	6.51%
Portfolio Turnover Rate	138%	67%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	N/A	N/A
Asset Coverage for Loan Outstanding, End of Period	N/A	N/A

(5)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(6)	Ratio of total expenses, before interest expense on the line of credit, was 1.58%, 1.62% and 1.61%, for the periods ending December 31, 2014, 2013, and 2012, and respectively.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on December 3, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

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NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”) generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities as, soon

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Federal Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2011 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At December 31, 2014, all loan agreements held by the Fund are assignment loans.

H.	Derivative Financial Instruments

Enhanced disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by better enabling investors to understand how and why a Fund uses derivatives, how derivatives are accounted for,

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option by purchasing an option similar to the one that is sold except for the fact it is further “out of the money”.

I.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets which is defined as the average daily value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

B.	Subadvisers

DPIM, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the equity portfolio of the Fund, and Newfleet, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the fixed income portfolio of the Fund. The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund.

For the year ended December 31, 2014, the Fund incurred administration fees totaling $191 which are included in the Statement of Operations. A portion is paid to outside entities that also provide services to the Fund.

D.	Trustees

For the year ended December 31, 2014, the Fund incurred Trustees fees totaling $94 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the year ended December 31, 2014, were as follows:

Purchases	Sales
$59,263	$59,483

The purchases and sales of long term U.S. Government and agency securities for the year ended December 31, 2014, were as follows:

Purchases	Sales
$2,582	$1,691

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Note 5. Derivative Transactions

($ reported in thousands)

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk. For additional information on the options in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2H.

	Calls		Puts
	Number of Contracts	Premiums received	Number of Contracts	Premiums received
Written Options outstanding at December 31, 2013	—	$—	—	$—
Options written	28,838	1,458	28,838	10,873
Options closed	(23,294)	(1,226)	(24,643)	(9,172)
Options expired	(4,021)	(154)	(2,672)	(1,179)
Options exercised	—	—	—	—

Written Options outstanding at December 31, 2014	1,523	$78	1,523	$522

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure (equity contracts) in the financial statements as of December 31, 2014:

Statement of Assets and Liabilities
Assets: Purchased options at value	$422	(1)
Liabilities: Written options at value	(802)

Net asset (liability) balance	$(380)

Statement of Operations
Net realized gain (loss) on purchased options	$(4,570	)(2)
Net realized gain (loss) on written options	10,239
Net change in unrealized appreciation (depreciation) on purchased options	98	(3)
Net change in unrealized appreciation (depreciation) on written options	(202)

Total realized and unrealized gain (loss) on purchased and written options	$5,565

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period of March 1, 2014 to December 31, 2014, the Fund’s average volume of derivative activity based on the average daily premiums received from written option was $(432).

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Note 6. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where it’s determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At December 31, 2014, the Fund did not hold any securities that are both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 which may be increased to $75,000 under certain circumstances (“Commitment Amount”).

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the fiscal year ended December 31, 2014. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. The Agreement can also be converted into a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From January 1, 2014 – December 31, 2014, the average daily borrowings under the Agreement and the weighted daily average interest rate were $50,500 and 0.954%, respectively. At December 31, 2014, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$50,500	0.956%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Federal Income Tax Information

($ reported in thousands)

At December 31, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$170,913	$24,601	$(6,635)	$17,966
Written Options	(802)	—	—	—

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

The Fund has capital loss carryovers which, may be used to offset future capital gains, as follows:

Expiration Year
2016	2017	2018	Total
$48,745	$57,803	$12,736	$119,284

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized losses of $8,555, deferred in prior years against current year capital gains.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2014, the Fund deferred post-October capital loss of $0 and qualified late year ordinary losses of $159 and recognized post-October capital losses of $0 and qualified late year ordinary losses of $25.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	2014	2013
Ordinary Income	$10,986	$6,043

Total	$10,986	$6,043

The difference between the distributions reported on the statement of changes and this table is due to distributions that are declared in December and paid in January that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

Note 11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,354)	$1,973	$381

Note 12. Capital Transactions

At December 31, 2014, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic

Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2014 and December 31, 2013, there were no shares issued pursuant to the Plan.

On December 15, 2014, the Fund announced a distribution of $0.10 to shareholders of record on December 31, 2014. This distribution had an ex-dividend date of January 6, 2015, and was paid on January 9, 2015.

Note 13. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares were adopted to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be voided unless the transferor or transferee obtains the written approval of the Board, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares, less any

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

reasonable costs incurred by the Fund or transferer in connection with effectuating such sale, will be remitted.

Note 14. Regulatory Exams

From time to time, the Fund’s investment adviser and/or its affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Virtus Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Virtus Total Return Fund (the “Fund”) at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 2, 2015

VIRTUS TOTAL RETURN FUND

TAX INFORMATION NOTICE (Unaudited)

DECEMBER 31, 2014

For the fiscal year ended December 31, 2014, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”), subject to the 15% rate gains category ($ reported in thousands).

QDI	DRD	LTCG
66%	18%	$—

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the Securities and Exchange Commission (the “SEC”) on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Total Return Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreements with each of Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”) (the “Subadvisory Agreements” and, together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on December 4, 2014, the Board, including a majority of the Trustees who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA, and Duff & Phelps and Newfleet (the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadvisers; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the Subadvisers’ relationship with the Fund); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and the Subadvisers, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Continued)

Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

With respect to the services provided by the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including the Subadvisers’ Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that the Subadvisers provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of each Subadvisory Agreement, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither was currently involved in any regulatory actions, investigations or material litigation.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Continued)

composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisers. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5-year periods, and that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods ended September 30, 2014. However, the Board focused primarily on performance data for periods since December 10, 2011, as that is the date VIA and the Subadvisers commenced advising the Fund.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Continued)

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA, and therefore the board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that due to the closed-end structure of the Fund, assets under management were unlikely to be able to grow through sales of the Fund’s shares. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund managed by the Subadvisers, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors

The Board considered other benefits that may be realized by VIA and the Subadvisers and their respective affiliates from their relationships with the Fund. The Board noted that an affiliate of VIA also provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fees to be earned under the Subadvisory Agreements. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios affiliated with the Fund or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and Officers of the Company as of December 31, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (866) 270-7788.

The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 68 Portfolios	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm). Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1999), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Thomas F. Mann YOB: 1950 Elected: 2012 7 Portfolios	Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products. Founder, MannMaxx Management (since 2010); Trustee (since 2002), The Hatteras Funds (20 portfolios); Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).
William R. Moyer YOB: 1944 Elected: 2012 7 Portfolios	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Partner (2008 to 2010), Seacap Partners, LLC (investment management); and former Chief Financial Officer, Phoenix Investment Partners. Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).
James M. Oates YOB: 1946 Elected: 2013 55 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (2000 to 2014), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (2005 to 2014), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 66 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005). Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2011.	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2011.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Vice President and Assistant Secretary of Duff & Phelps Global Utility Income Fund Inc. (since 2012); and Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8523	02-15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert. Mr. Moyer is an “independent” Trustees, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,000 for 2014 and $26,000 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,268 for 2014 and $2,654 for 2013. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,850 for 2014 and $5,650 for 2013.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)	All services to be performed for the Registrant by PwC must be pre-approved by the audit committee. All services performed during 2014 and 2013 were pre-approved by the committee.

The Virtus Total Return Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $430,462 for 2014 and $434,669 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: William Moyer, Thomas Mann, Phil McLoughlin and James Oates.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and

1 Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate.

C.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Board or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determinations at the next following meeting of the Board.

VI.	Miscellaneous.

A.

A copy of the current Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

The Adviser shall present a report of any material deviations from this Policy at every regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

The Fund’s sub-advisers are Duff & Phelps Investment Management Co (“Duff & Phelps”) and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps Investment Management Co. Portfolio Management Team

Randle L. Smith

Mr. Smith has been a Senior Managing Director since 2014 and Senior Vice President of Duff & Phelps since January 1998. Currently he is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and senior global electric analyst for the DNP Select Income Fund Inc. He was a Managing Director of Duff & Phelps from 1996-1998. From 1990-1995, Mr. Smith was employed by Duff & Phelps Investment Research Co., where he served as a Managing Director (1995), a Vice President (1992-1994), an Assistant Vice President (1991) and an Analyst (1990). Mr. Smith concentrates his research on the global electrical and natural gas industries.

Connie M. Luecke

Ms. Luecke has been a Senior Managing Director since 2014 and Senior Managing Director since 2014 and Senior Vice President of Duff & Phelps since January 1998. Currently, she is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and the senior telecommunications analyst for the DNP Select Income Fund Inc. She was a Managing Director of Duff & Phelps from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992). Ms. Luecke concentrates her research on the global telecommunications and transportation infrastructure industries.

Newfleet Asset Management, LLC

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Mr. Albrycht is the portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, Virtus Multi-Sector Intermediate Bond Fund since 1994, Virtus Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus High Yield Fund since 2011, Virtus Bond Fund, Virtus Balanced Fund, and Virtus Low Duration Income Fund since 2012, and Virtus Strategic Income Fund since 2014. He also manages several variable investment options and is co-manager of two closed-end funds, Virtus Total Return Fund (NYSE: DCA) and Virtus Global Multi-Sector Income Fund (NYSE: VGI).

Mr. Albrycht previously was Goodwin’s director of credit research. In addition, he managed the Phoenix MISTIC CDO, a $1 billion multi-sector collateralized debt obligation, where he was responsible for credit analysis and deal structure.

Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He holds the Chartered Financial Analyst designation. He has been working in the investment industry since 1985.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2014, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Connie Luecke	Registered Investment Companies:	1	168.0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Randle Smith	Registered Investment Companies:	1	168	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
David L. Albrycht	Registered Investment Companies:	15	11,435	0	-0
	Other Pooled Investment Vehicles:	1	20	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2014, beneficial ownership of shares of the Fund by Ms. Luecke and Messrs. Smith and Albrycht are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Connie Luecke	$50,001-100,000
Randle Smith	$0
David L. Albrycht	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                         Virtus Total Return Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/11/2015

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date 3/11/2015

* Print the name and title of each signing officer under his or her signature.